                                  EXHIBIT 32.2

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Town and Country Trust (the "Trust") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), the undersigned officer of the Trust does hereby certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Alan W. Lasker
-------------------------------------------
Alan W. Lasker
Chief Financial Officer of
The Town and Country Trust

March 15, 2004